                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant To Section 14(A) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Homestead Funds, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
(3) Filing party:

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(4) Date filed:

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


                            HOMESTEAD FUNDS, INC.
                            4301 Wilson Boulevard
                          Arlington, Virginia 22203

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 30, 2002

        Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Stock Index Fund (the "Fund") of Homestead Funds, Inc. (the "Corporation") will be held on Tuesday, July 30, 2002, at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. The Fund operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the "Portfolio"). The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund's voting rights with respect to its interests in the Portfolio must be passed through to its own shareholders. The proposals below involve matters related directly to the Portfolio.

        At the Meeting, shareholders of the Fund will be asked to vote on:

        1. A proposal to elect members to the Board of Trustees of the Portfolio.

        2. A proposal to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc.

        3. Any other business properly brought before the Meeting or any adjournment thereof.

        The Board of Directors has fixed May 20, 2002, as the record date for the Meeting. Only shareholders of the Fund at the close of business on May 20, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof. To assist you in voting, we have attached a proxy statement to this notice that describes the proposals to be voted upon at the Meeting or any adjournment thereof. We have also enclosed a proxy card that contains voting instructions to help you cast your vote.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS VERY IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                           By Order of the Board of Directors

                                           Peter R. Morris
                                           President
                                           June 14, 2002

                            QUESTIONS AND ANSWERS

Q:      WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The Stock Index Fund (the "Fund"), a series of Homestead Funds, Inc., operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the "Portfolio"). Under the Investment Company Act of 1940, as amended, the Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders. The purpose of this proxy solicitation is to ask you to vote on the following matters:

        - to elect eleven members of the Board of Trustees of the Portfolio, whose terms will be effective beginning July 30, 2002, or on such later date as shareholder approval is obtained; and

        - to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc."), the investment advisor for the Portfolio.

I.      PROPOSAL TO ELECT TRUSTEES OF THE PORTFOLIO

Q:      WHY AM I BEING ASKED TO VOTE FOR TRUSTEES OF THE PORTFOLIO?

A: Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank AG and its affiliates, recommended to the Board of Trustees of the Portfolio (the "Board"), and the Board agreed, that the Portfolio, along with certain other funds that are managed, advised, subadvised, or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the "DeAM Funds") should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, shareholder approval is needed to add certain persons to the Portfolio's Board. The Portfolio's Board agreed to submit this proposal to shareholders.

Q:      WHY DID THE PORTFOLIO'S BOARD APPROVE MANAGEMENT'S RECOMMENDATION?

A:. Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure benefits the Portfolio and the Fund by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Portfolio's Board will consist of eleven individuals. Five of these persons currently serve as members of the Portfolio's Board. Six persons will be new to the Portfolio's Board but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

II. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DEAM, INC.

Q: WHY AM I BEING ASKED TO VOTE FOR A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC?

A: DeAM, Inc. recommended to the Portfolio's Board that it approve the new investment advisory agreement between the Portfolio and DeAM, Inc. in order to provide DeAM, Inc. with maximum flexibility to utilize
        Deutsche Asset Management's global organization.   The proposed new
        advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness, and initial term, and except that, under the new advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. In addition, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

        In determining to recommend that the shareholders approve the new advisory agreement, the Board considered, among other factors, the potential benefits to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. In addition, the Board considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q:      WILL THE INVESTMENT ADVISORY FEES REMAIN THE SAME?

A: Yes. The investment advisory fee rate proposed to be charged to the Portfolio under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

III.    GENERAL QUESTIONS

Q:      WHAT ARE THE RECOMMENDATIONS OF THE PORTFOLIO'S BOARD AND THE FUND'S
        BOARD?

A: The Boards recommend that all shareholders vote "FOR" the nominees to the Portfolio's Board and vote "FOR" the approval of the new advisory agreement between the Portfolio and DeAM, Inc.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A:      No, DeAM, Inc. will bear these costs.

Q:      HOW CAN I VOTE?

A:      You can vote in any one of four ways:

        -      Through the internet by going to
               http://www.eproxyvote.com/hstix;

        - By telephone using the toll-free number listed on your proxy card;

        -       By mail using  the enclosed proxy card; or

        -       In person at the special meeting.

        We encourage you to vote over the internet or by telephone using the voting control number that appears on your proxy card. These voting methods will save money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:      I PLAN TO VOTE BY MAIL.  HOW SHOULD I SIGN MY PROXY CARD?

A:      Please see the instructions on the back of the enclosed proxy card.

Q:      I PLAN TO VOTE BY TELEPHONE.  HOW DOES TELEPHONE VOTING WORK?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card.

Q:      I PLAN TO VOTE THROUGH THE INTERNET.  HOW DOES INTERNET VOTING WORK?

A: To vote through the internet, please read and follow the instructions on your enclosed proxy card.

Q:      WHOM SHOULD I CALL WITH QUESTIONS?

A: Please call Hope Saxton at 1-800-258-3030, prompt 3, with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

--------------------------------------------------------------------------------
THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS. PLEASE READ IT CAREFULLY.
--------------------------------------------------------------------------------

                            HOMESTEAD FUNDS, INC.
                            4301 Wilson Boulevard
                          Arlington, Virginia 22203

                                June 14, 2002
           --------------------------------------------------------
                         P R O X Y S T A T E M E N T
           --------------------------------------------------------

        This Proxy Statement is being furnished by the Board of Directors of Homestead Funds, Inc. (the "Corporation") to shareholders of the Stock Index Fund (the "Fund") in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Tuesday, July 30, 2002, at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about June 14, 2002.

        The Fund operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the "Portfolio"). The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable to master-feeder fund arrangements, the Fund's voting rights with respect to its interests in the Portfolio must be passed through to its own shareholders. The proposals below involve matters related directly to the Portfolio.

        At the Meeting, shareholders will be asked to vote on:

        1. A proposal to elect members to the Board of Trustees of the Portfolio.

        2. A proposal to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc.

        3 Any other business properly brought before the Meeting or any adjournment thereof.

        The costs of the Meeting, including the solicitation of voting instructions from the Fund's shareholders, will be paid by Deutsche Asset Management, Inc. ("DeAM, Inc."), the Portfolio's investment advisor. The solicitation of instructions will be made primarily by mailing this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Corporation. We have engaged EquiServe as our proxy solicitation firm. All voting instructions, whether given by mail, telephone, or internet, must be received by EquiServe by 5:00 p.m., Eastern Time, on Monday, July 29, 2002. If no instructions are specified on the proxy, the proxy will be voted in favor of the proposals. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Corporation, by properly giving subsequent voting instructions that are received by EquiServe in time to be voted at the Meeting, or by attending the Meeting and voting in person.

        The Corporation has previously sent to its shareholders its annual report for the year ended December 31, 2001. Copies of the Corporation's annual report are available without charge upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, RS18-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual report is also available on the internet at www.homesteadfunds.com.

        Each share of the Fund outstanding on the record date is entitled to cast one vote and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.

        The Board of Directors has fixed the close of business on May 20, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. All shares for which EquiServe timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares in the Fund outstanding as of the record date was 2,980,783.9390.

        As of May 20, 2002, none of the Fund's shareholders owned of record 5% or more of the outstanding shares of the Fund. The directors and officers of the Corporation as a group owned less than 1% of the total outstanding shares of the Fund as of May 20, 2002.

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES

        At the Meeting, it is proposed that eleven trustees be elected to comprise the entire Board of Trustees of the Portfolio and to hold office until their successors are elected and qualified or until their earlier resignation or removal. Each of the nominees has consented to be named in this proxy statement and to serve as a Trustee of the Portfolio if elected. The proxies named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies on behalf of shareholders for the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy, and Robert H. Wadsworth (the "Trustee Nominees"). Messrs. Dill and Hale and Drs. Gruber, Herring, and Saunders currently serve on the Board of Trustees of the Portfolio. Mr. Hale is an "interested person" of the Portfolio ("Interested Trustee"), as defined in Section 2(a)(19) of the 1940 Act, while the remaining Trustees and Trustee Nominees are independent persons ("Independent Trustees"). Messrs. Burt, Hardiman, Jones, Searcy, and Wadsworth and Ms. Rimel each currently serves as an independent board member for one or more other DeAM Funds (defined below) and understand the operations of the fund complex.

        The Independent Trustee Nominees were recently selected by a Nominating Committee of the Board of Trustees comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current members will continue their terms. It is anticipated that Messrs. Biggar, Langton, and Van Benschoten, each a current member of the Board of Trustees, will no longer serve effective the Effective Date if this proposal is approved by the shareholders of the Portfolio. The names and ages of the Trustee Nominees, their principal occupations during the past five years, and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio.

        The nomination of these persons to serve as the Board of Trustees of the Portfolio reflects an overall plan to coordinate and enhance the efficiency of the governance of the Portfolio and of certain other investment companies that are managed, advised, or sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised, or administered by Investment Company Capital Corporation ("ICCC")) (the "DeAM Funds"). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"). The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates, and reviewed by the current Independent Trustees of the Board. Deutsche Asset Management recommended, and the Board agreed, that the Portfolio should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Portfolio and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Portfolio and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

        Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

        The following information is provided for each Trustee, Trustee Nominee, and executive officer of the Portfolio as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Trustee Nominees and the executive officers with respect to Portfolio operations is One South Street, Baltimore, Maryland 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

=========================================================================================================
                                                                  NUMBER OF
                                                                  FUNDS OR
                               TERM OF                            PORTFOLIOS IN
                               OFFICE(1)                          FUND COMPLEX
                               AND                                OVERSEEN BY
                   POSITION    LENGTH OF  PRINCIPAL               TRUSTEE OR     OTHER DIRECTORSHIPS
NAME AND BIRTH     WITH THE    TIME       OCCUPATION(S) DURING    NOMINEE FOR    HELD BY TRUSTEE OR
DATE               PORTFOLIO   SERVED     PAST 5 YEARS            TRUSTEE(2)     NOMINEE FOR TRUSTEE
=========================================================================================================
INDEPENDENT TRUSTEE NOMINEES
---------------------------------------------------------------------------------------------------------
Richard R. Burt    Trustee     N/A        Chairman, IEP                 86       Member of the Board,
2/3/47             Nominee                Advisors, Inc. (since                  Archer Daniels Midland
                                          July 1998); Chairman                   Company(3) (agribusiness
                                          of the Board, Weirton                  operations) (October
                                          Steel Corporation3                     1996 to June 2001),
                                          (since April 1996);                    Hollinger
                                          Formerly, Partner,                     International, Inc.(3)
                                          McKinsey & Company                     (publishing) (since
                                          (consulting) (1991 to                  1995), Homestake
                                          1994) and U.S. Chief                   Mining(3) (mining and
                                          Negotiator in                          exploration) (1998 to
                                          Strategic Arms                         February 2001), HCL
                                          Reduction Talks                        Technologies (information
                                          (START) with former                    technology) (since
                                          Soviet Union and U.S.                  April 1999), Anchor
                                          Ambassador to the                      Gaming (gaming
                                          Federal Republic of                    software and equipment)
                                          Germany (1985 to 1991).                (March 1999 to
                                                                                 December 2001);
                                                                                 Director, UBS Mutual
                                                                                 Funds (formerly known
                                                                                 as Brinson and Mitchell
                                                                                 Hutchins families of
                                                                                 funds) (since 1995), The
                                                                                 Central European Equity
                                                                                 Fund, Inc. (since 2000),
                                                                                 and The Germany Fund
                                                                                 (since 2000) (registered
                                                                                 investment companies);
                                                                                 and Member, Textron Inc.(3)
                                                                                 International Advisory
                                                                                 Council (since July 1996).

---------------------------------------------------------------------------------------------------------
S. Leland Dill     Trustee     Since 1999 Retired (since 1986);         84       Trustee, Phoenix Zweig
3/28/30                                   formerly Partner, KPMG                 Series Trust (since
                                          Peat Marwick (June                     September 1989),
                                          1956 to June 1986);                    Phoenix Euclid Market
                                          General Partner,                       Neutral Fund
---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                                                  NUMBER OF
                                                                  FUNDS OR
                               TERM OF                            PORTFOLIOS IN
                               OFFICE(1)                          FUND COMPLEX
                               AND                                OVERSEEN BY
                   POSITION    LENGTH OF  PRINCIPAL               TRUSTEE OR     OTHER DIRECTORSHIPS
NAME AND BIRTH     WITH THE    TIME       OCCUPATION(S) DURING    NOMINEE FOR    HELD BY TRUSTEE OR
DATE               PORTFOLIO   SERVED     PAST 5 YEARS            TRUSTEE(2)     NOMINEE FOR TRUSTEE
=========================================================================================================
                                          Pemco (June 1979 to June               (since May 1998) (registered
                                          1986).                                 investment companies);
                                                                                 Director, Vintners
                                                                                 International Company
                                                                                 Inc. (June 1989 to May
                                                                                 1992), Coutts (USA)
                                                                                 International (January
                                                                                 1992 to March 2000),
                                                                                 Coutts Trust Holdings
                                                                                 Ltd., Coutts Group
                                                                                 (March 1991 to March
                                                                                 1999).
---------------------------------------------------------------------------------------------------------
Martin J. Gruber   Trustee     Since 1999 Nomura Professor of           85       Member of the Board,
7/15/37                                   Finance, Leonard N.                    CREF (since 2000),
                                          Stern School of                        S.G. Cowen Mutual
                                          Business, New York                     Funds (1985 to 2001),
                                          University (since                      Japan Equity Fund,
                                          1964).                                 Inc. (since 1992),
                                                                                 Thai Capital Fund,
                                                                                 Inc. (since 2000),
                                                                                 Singapore Fund, Inc.
                                                                                 (since 2000)
                                                                                 (registered investment
                                                                                 companies).
---------------------------------------------------------------------------------------------------------
Joseph R. Hardiman Trustee     N/A        Private Equity                82       Director, Soundview
5/27/37            Nominee                Investor (since 1997);                 Technology Group, Inc.
                                          President and Chief                    (investment banking)
                                          Executive Officer, The                 (since July 1998),
                                          National Association                   Corvis Corporation(3)
                                          of Securities Dealers,                 (optical network
                                          Inc. and The NASDAQ                    equipment) (since July
                                          Stock Market, Inc.                     2000), Brown
                                          (1987 to 1997); Chief                  Investment Advisory &
                                          Operating Officer of                   Trust Company
                                          Alex. Brown & Sons                     (investment advisor)
                                          Incorporated (now                      (since February 2001),
                                          Deutsche Banc Alex.                    The Nevis Fund
                                          Brown Inc.), (1985 to                  (registered investment
                                          1987); General                         company) (since July
                                          Partner, Alex. Brown &                 1999), and ISI Family
                                          Sons Incorporated (now                 of Funds (registered
                                          Deutsche Banc Alex.                    investment companies)
                                          Brown Inc.) (1976 to                   (since March 1998).
                                          1985).                                 Formerly, Director,
                                                                                 Circon Corp.(3)
                                                                                 (medical instruments)
                                                                                 (November 1998 to
                                                                                 January 1999).

---------------------------------------------------------------------------------------------------------
Richard J. Herring Trustee     Since 1990 Jacob Safra Professor         84       N/A
2/18/46                                   of International
                                          Banking and Professor,
                                          Finance Department, The
                                          Wharton

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                                                  NUMBER OF
                                                                  FUNDS OR
                               TERM OF                            PORTFOLIOS IN
                               OFFICE(1)                          FUND COMPLEX
                               AND                                OVERSEEN BY
                   POSITION    LENGTH OF  PRINCIPAL               TRUSTEE OR     OTHER DIRECTORSHIPS
NAME AND BIRTH     WITH THE    TIME       OCCUPATION(S) DURING    NOMINEE FOR    HELD BY TRUSTEE OR
DATE               PORTFOLIO   SERVED     PAST 5 YEARS            TRUSTEE(2)     NOMINEE FOR TRUSTEE
=========================================================================================================
                                          School, University
                                          of Pennsylvania (since
                                          1972); Director, Lauder
                                          Institute of
                                          International Management
                                          Studies (since 2000);
                                          Co-Director, Wharton
                                          Financial Institutions
                                          Center (since 2000);
                                          Vice Dean and Director,
                                          Wharton Undergraduate
                                          Division (1995 to 2000).

---------------------------------------------------------------------------------------------------------
Graham E. Jones    Trustee     N/A        Senior Vice President,        84       Trustee, 8 open-end
1/31/33            Nominee                BGK Realty Inc.                        mutual funds managed
                                          (commercial real                       by Weiss, Peck & Greer
                                          estate) (since 1995).                  (since 1985); Trustee,
                                                                                 22 open-end mutual
                                                                                 funds managed by Sun
                                                                                 Capital Advisers, Inc.
                                                                                 (since 1998).

---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel   Trustee     N/A        President and Chief           84       Formerly, Director,
4/10/51            Nominee                Executive Officer, The                 ISI Family of Funds
                                          Pew Charitable Trusts                  (registered investment
                                          (charitable                            companies) (1997 to
                                          foundation) (since                     1999).
                                          1994) and Director and
                                          Executive Vice
                                          President, The
                                          Glenmede Trust Company
                                          (investment trust and
                                          wealth management)
                                          (since 1994).
                                          Formerly, Executive
                                          Director, The Pew
                                          Charitable Trusts
                                          (1988 to 1994).

---------------------------------------------------------------------------------------------------------
Philip Saunders,   Trustee     Since 1999 Principal, Philip             84       N/A
Jr.                                       Saunders Associates
10/11/35                                  (Economic and
                                          Financial Consulting)
                                          (since 1998); former
                                          Director, Financial
                                          Industry Consulting,
                                          Wolf & Company
                                          (1987 to 1988);
                                          President, John Hancock
                                          Home Mortgage
                                          Corporation (1984 to
                                          1986); Senior Vice
                                          President of Treasury
                                          and Financial Services,
                                          John Hancock Mutual Life
                                          Insurance
---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                                                  NUMBER OF
                                                                  FUNDS OR
                               TERM OF                            PORTFOLIOS IN
                               OFFICE(1)                          FUND COMPLEX
                               AND                                OVERSEEN BY
                   POSITION    LENGTH OF  PRINCIPAL               TRUSTEE OR     OTHER DIRECTORSHIPS
NAME AND BIRTH     WITH THE    TIME       OCCUPATION(S) DURING    NOMINEE FOR    HELD BY TRUSTEE OR
DATE               PORTFOLIO   SERVED     PAST 5 YEARS            TRUSTEE(2)     NOMINEE FOR TRUSTEE
=========================================================================================================
                                          Company, Inc.
                                          (1982 to 1986).
---------------------------------------------------------------------------------------------------------
William N. Searcy  Trustee     N/A        Pension & Savings             84       Trustee, 22 open-end
09/03/46           Nominee                Trust Officer, Sprint                  mutual funds managed
                                          Corporation(3)                         by Sun Capital
                                          (telecommunications)                   Advisers, Inc. (since
                                          (since 1989).                          1998).
---------------------------------------------------------------------------------------------------------
Robert H.          Trustee     N/A        President, Robert H.          87       N/A
Wadsworth          Nominee                Wadsworth Associates,
1/29/40                                   Inc. (consulting firm)
                                          (since 1982); President
                                          and Trustee, Trust for
                                          Investment Managers
                                          (registered investment
                                          company) (since 1999).
                                          Formerly President,
                                          Investment Company
                                          Administration, LLC
                                          (1992* to July 2001);
                                          President, Treasurer and
                                          Director, First Fund
                                          Distributors, Inc. (1990
                                          to January 2002); Vice
                                          President,
                                          Professionally Managed
                                          Portfolios (1999
                                          to 2002) and Advisors
                                          Series Trust (1997 to
                                          2002) (registered
                                          investment companies)
                                          and President, Guinness
                                          Flight Investment Funds,
                                          Inc. (registered
                                          investment
                                          companies).

                                          * Inception date of the
                                          corporation which was
                                          the predecessor to the
                                          LLC.

---------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE NOMINEE

---------------------------------------------------------------------------------------------------------
Richard T. Hale(4) Trustee     Since 1999 Managing Director,            84       Director, Deutsche
7/17/45                                   Deutsche Bank                          Global Funds, Ltd.
                                          Securities, Inc.                       (since 2000);
                                          (formerly Deutsche                     Director, CABEI Fund
                                          Banc Alex. Brown Inc.)                 (since 2000) and North
                                          and Deutsche Asset                     American Income Fund
                                          Management (since                      (since 2000)
                                          1999); Director and                    (registered investment
                                          President, Investment                  companies); Formerly,
                                          Company Capital Corp.                  Director, ISI Family
                                          (registered                            of Funds (registered
---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                                                  NUMBER OF
                                                                  FUNDS OR
                               TERM OF                            PORTFOLIOS IN
                               OFFICE(1)                          FUND COMPLEX
                               AND                                OVERSEEN BY
                   POSITION    LENGTH OF  PRINCIPAL               TRUSTEE OR     OTHER DIRECTORSHIPS
NAME AND BIRTH     WITH THE    TIME       OCCUPATION(S) DURING    NOMINEE FOR    HELD BY TRUSTEE OR
DATE               PORTFOLIO   SERVED     PAST 5 YEARS            TRUSTEE(2)     NOMINEE FOR TRUSTEE
=========================================================================================================
                                          investment advisor)                    investment companies)
                                          (since 1996);Vice                      (1992 to 1999).
                                          President,
                                          Deutsche Asset
                                          Management, Inc.
                                          (since 2000).
                                          Chartered Financial
                                          Analyst.
---------------------------------------------------------------------------------------------------------

OFFICERS

---------------------------------------------------------------------------------------------------------
Richard T. Hale    President   Since 2000 See information
7/17/45                                   provided under
                                          Interested Trustee
                                          Nominee.

---------------------------------------------------------------------------------------------------------
Daniel O. Hirsch   Vice        Since      Managing Director,           N/A       N/A
3/27/54            President/  2000       Deutsche Asset
                   Secretary   (VP)/1999  Management (since
                               (Secretary)April 2002) and
                                          Director, Deutsche
                                          Global Funds Ltd.
                                          (since 2002).
                                          Formerly, Director,
                                          Deutsche Asset
                                          Management (1999 to
                                          2002); Principal, BT
                                          Alex. Brown
                                          Incorporated (now
                                          Deutsche Banc Alex.
                                          Brown Inc.) (1998 to
                                          1999); Assistant
                                          General Counsel,
                                          United States
                                          Securities and
                                          Exchange Commission
                                          (1993 to 1998).

---------------------------------------------------------------------------------------------------------
Charles A. Rizzo   Treasurer   Since 1999 Director, Deutsche           N/A       N/A
8/5/57                                    Asset Management
                                          (since April 2000);
                                          Certified Public
                                          Accountant; Certified
                                          Management
                                          Accountant.  Formerly,
                                          Vice President and
                                          Department Head, BT
                                          Alex. Brown
                                          Incorporated (Deutsche
                                          Banc Alex. Brown Inc.)
                                          (1998 to 1999); Senior
                                          Manager, Coopers &
                                          Lybrand LLP
                                          (PricewaterhouseCoopers
                                          LLP) (1993 to 1998).
---------------------------------------------------------------------------------------------------------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2) As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the "Fund Complex") is 89.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act").

(4) Mr. Hale is a Trustee who is an "interested person" within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.


  OWNERSHIP OF EQUITY SECURITIES IN PORTFOLIO AND OTHER INVESTMENT COMPANIES

        The table below sets forth ownership by the Trustee Nominees and their immediate family members of certain securities as of May 31, 2002.


========================================================================================
                                                             AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES AS OF
                                                             MAY 31, 2002 IN ALL FUNDS
                                                            OVERSEEN OR TO BE OVERSEEN
                                   DOLLAR RANGE OF EQUITY    BY TRUSTEE OR NOMINEE IN
                                     SECURITIES IN THE         FAMILY OF INVESTMENT
   NAME OF TRUSTEE OR NOMINEE            PORTFOLIO(1)               COMPANIES(2)
========================================================================================
INDEPENDENT TRUSTEE NOMINEES
----------------------------------------------------------------------------------------

Richard R. Burt (3)              None                       Over $100,000
----------------------------------------------------------------------------------------

S. Leland Dill                   None                       Over $100,000
----------------------------------------------------------------------------------------

Martin J. Gruber                 None                       $10,001-$50,000
----------------------------------------------------------------------------------------

Joseph R. Hardiman (3)           None                       Over $100,000
----------------------------------------------------------------------------------------

Richard J. Herring               None                       Over $100,000
----------------------------------------------------------------------------------------

Graham E. Jones                  None                       Over $100,000
----------------------------------------------------------------------------------------

Rebecca W. Rimel (3)             None                       Over $100,000
----------------------------------------------------------------------------------------

Philip Saunders, Jr.             None                       $50,001-$100,000
----------------------------------------------------------------------------------------

William N. Searcy                None                       $10,001-$50,000
----------------------------------------------------------------------------------------

Robert H. Wadsworth (3)          None                       Over $100,000
----------------------------------------------------------------------------------------

INTERESTED TRUSTEE NOMINEE
----------------------------------------------------------------------------------------

Richard T. Hale                  None                       Over $100,000
----------------------------------------------------------------------------------------


(1) Securities beneficially owned as defined under the 1934 Act include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

(2)  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, over $100,000.

(3) The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.


                          TRUSTEE COMPENSATION TABLE

        The following table sets forth the compensation paid to the Independent Trustees by the Portfolio and the Fund Complex for the twelve-month period ended March 31, 2002.

=============================================================================================
                                          PENSION OR
                                          RETIREMENT                          TOTAL
                         AGGREGATE        BENEFITS ACCRUED   ESTIMATED        COMPENSATION
                         COMPENSATION     AS PART OF         ANNUAL BENEFITS  FROM
TRUSTEE                  FROM PORTFOLIO   PORTFOLIO EXPENSES UPON RETIREMENT  FUND COMPLEX
=============================================================================================
S. Leland Dill           $11,600.24       N/A                N/A              $61,250.00
---------------------------------------------------------------------------------------------

Martin J. Gruber         $11,600.24       N/A                N/A              $61,250.00
---------------------------------------------------------------------------------------------

Richard J. Herring       $11,600.24       N/A                N/A              $61,250.00
---------------------------------------------------------------------------------------------

Philip Saunders, Jr.     $11,600.24       N/A                N/A              $61,250.00
---------------------------------------------------------------------------------------------


        The Board has established an Audit Committee, a Nominating Committee, and a Valuation Committee. The Audit Committee and the Nominating Committee currently are each composed of the Independent Trustees of the Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustees serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Portfolio. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, its investment advisor, and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board. The Nominating Committee will consider trustee nominees recommended by shareholders. Shareholders who wish to suggest nominees to the Board should submit their suggestions to be considered to the Portfolio 60 days in advance of a meeting for inclusion in the Portfolio's proxy statement and form of proxy for such meeting as is held. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the Portfolio that may arise between meetings of the Board. The Board does not have compensation committees. During the Portfolio's most recent fiscal year, the Board held five meetings, the Audit Committee held four meetings and the Valuation Committee held one meeting. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee did not meet during the Portfolio's most recent fiscal year. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio. Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

        The Board of Trustees believes that coordinated governance through a unified board structure will benefit the Portfolio. In its deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Portfolio. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Portfolio and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex, which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Portfolio because Trustees will serve an increased number of investment companies.

        The Board also considered that a unified group board structure benefits the Portfolio by creating an experienced group of Board members who understand the operations of the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

        The Board gave considerable weight to their expectation that the Portfolio will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance, and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing, and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution, and similar agreements between the Portfolio and management.

        In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of its deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

        Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Portfolio vote "FOR" the election of the Trustee Nominees as set forth in this proposal.

        If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, as of the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Portfolio's shareholders.

        Approval of this proposal requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of the Portfolio's various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on this proposal.

BOARD OF DIRECTORS' RECOMMENDATION

        THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE ELECTION OF ALL NOMINEES AS TRUSTEES OF THE PORTFOLIO.

                                  PROPOSAL 2

                APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

        THE NEW ADVISORY AGREEMENT WILL CONTAIN SUBSTANTIALLY SIMILAR PROVISIONS AND DOES NOT DIFFER IN SUBSTANCE FROM THE CURRENT ADVISORY AGREEMENT PURSUANT TO WHICH SERVICES ARE PROVIDED TO THE PORTFOLIO EXCEPT FOR THE DATES OF EXECUTION, EFFECTIVENESS, AND INITIAL TERM AND EXCEPT THAT, UNDER THE NEW ADVISORY AGREEMENT, DEAM, INC. WOULD BE AUTHORIZED, TO THE EXTENT PERMISSIBLE BY LAW AND SUBJECT TO FURTHER APPROVAL BY THE BOARD OF TRUSTEES OF THE PORTFOLIO, TO APPOINT CERTAIN AFFILIATES AS SUB-ADVISORS. IN ADDITION, THE NEW INVESTMENT ADVISORY AGREEMENT WILL NOT CONTAIN A PROVISION UNDER WHICH DEAM, INC. CAN SEEK INDEMNIFICATION FROM THE PORTFOLIO. SEE "DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS."


THE ADVISORY AGREEMENTS

        THE CURRENT ADVISORY AGREEMENT. The Portfolio is a registered open-end management investment company established as a series of a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the "Current Advisory Agreement"). Pursuant to the Current Advisory Agreement, DeAM, Inc. supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio. The Current Advisory Agreement was initially approved by the Board of the Portfolio, including a majority of the Board's Independent Trustees. It is dated April 30, 2001, and was last approved by the Portfolio's Trustees, including a majority of the Independent Trustees of the Portfolio, on June 12, 2001.

        THE NEW ADVISORY AGREEMENT. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. A description of the New Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A. If shareholders approve the New Advisory Agreement, the Agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Board of Trustees of the Portfolio and, in either event, the vote of a majority of the Independent Trustees of the Portfolio, cast in person at a meeting called for such purpose. THE TERMS AND CONDITIONS -- INCLUDING THE SERVICES TO BE PROVIDED AND THE FEES TO BE PAID THEREFOR -- OF THE NEW ADVISORY AGREEMENT CONTAIN SUBSTANTIALLY SIMILAR PROVISIONS AND DO NOT DIFFER IN SUBSTANCE FROM THE CURRENT ADVISORY AGREEMENT EXCEPT FOR THE DATES OF EXECUTION, EFFECTIVENESS, AND INITIAL TERM AND EXCEPT THAT, UNDER THE NEW ADVISORY AGREEMENT, DEAM, INC. WOULD BE AUTHORIZED, TO THE EXTENT PERMISSIBLE BY LAW AND SUBJECT TO FURTHER APPROVAL BY THE BOARD OF TRUSTEES OF THE PORTFOLIO, TO APPOINT CERTAIN AFFILIATES AS SUB-ADVISORS. IN ADDITION, THE NEW INVESTMENT ADVISORY AGREEMENT WILL NOT CONTAIN A PROVISION UNDER WHICH DEAM, INC. CAN SEEK INDEMNIFICATION FROM THE PORTFOLIO.

        DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS. As stated above, the terms of the New Advisory Agreement for the Portfolio contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement, DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the Portfolio. Shareholders of the Fund would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Fund would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

        Unlike the Current Advisory Agreement, the New Advisory Agreement makes explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Securities and Exchange Commission (the "SEC"), where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreement would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

        Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

        In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements that are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment advisor. Accordingly, DeAM, Inc. informed the Board of the Portfolio that it would not seek such provision in the New Advisory Agreement. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

        Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Portfolio with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio's assets. Subject to the supervision and control of the Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolio's registration statements, (c) the provisions of the Fund's Articles of Incorporation, (d) any other applicable provisions of state and federal law, and (e) the provisions of the Portfolio's Agreement of Trust.

        Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to
(a) supervise and manage all aspects of the Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio; (c) provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services for the Portfolio's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Portfolio specifically; (e) for the Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Portfolio's Board of Trustees; and (f) take all actions necessary to carry into effect the Portfolio's purchase and sale programs.

        THE INVESTMENT ADVISORY FEE RATE PROPOSED TO BE CHARGED TO THE PORTFOLIO UNDER THE NEW ADVISORY AGREEMENT IS THE SAME AS THE INVESTMENT ADVISORY FEE RATE CHARGED UNDER THE CURRENT ADVISORY AGREEMENT.

        DeAM, Inc. is paid a fee for its services under the Current Advisory Agreement, calculated daily and paid monthly, equal on an annual basis to 0.05%. For its investment advisory services, DeAM, Inc. was paid $2,443,519 by the Portfolio for the most recent fiscal year.

        GENERALLY. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolio's Board of Trustees or by the holders of a majority of the Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or upon 90 days' written notice by DeAM, Inc.

        The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

        Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

        Since the Fund invests all of its investable assets in the Portfolio, portfolio transactions occur at the Portfolio level only. As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of the Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds. The Portfolio did not engage in any affiliated brokerage transactions during its most recently completed fiscal year.

MANAGEMENT OF THE PORTFOLIO

        THE ADVISOR. Under the supervision of the Board, DeAM, Inc. acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit B to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

        The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in the table below. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc. is 280 Park Avenue, New York, New York 10017.

        PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND PRINCIPAL EXECUTIVE
                            OFFICER OF DEAM, INC.



================================================================================================
NAME                                             PRINCIPAL OCCUPATION
================================================================================================
Dean Sherman Barr                                President and Chief Investment Officer
------------------------------------------------------------------------------------------------

Audrey Theresa Jones                             Director and Executive Vice President
------------------------------------------------------------------------------------------------

William George Butterly                          Secretary and Executive Vice President
------------------------------------------------------------------------------------------------

Mary Anne Mullin                                 Compliance Officer
------------------------------------------------------------------------------------------------

Gwyn Morgan Thomas                               Director and Vice President
------------------------------------------------------------------------------------------------

Lori Callahan                                    Director and Chief Administrative Officer
------------------------------------------------------------------------------------------------


        ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN. ICCC serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian, of the Portfolio. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. During the most recently completed fiscal year, ICCC provided its administrative and transfer agency services to the Portfolio free of charge.

        DEUTSCHE BANK. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the U.S. for the asset management activities of Deutsche Bank and its affiliates).

CONSIDERATION BY THE PORTFOLIO'S BOARD

        At a meeting of the Board of Trustees of the Portfolio held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement, the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolio. In approving the New Advisory Agreement, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreement and proposed to be provided by DeAM, Inc. to the Portfolio under the New Advisory Agreement; that the investment advisory fees paid by the Portfolio will remain the same under the New Advisory Agreement as under the Current Advisory Agreement; investment performance, both of the Portfolio itself and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolio; investment advisory fees provided under the Current Advisory Agreement and current expense ratios and asset sizes of the Portfolio itself and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Portfolio and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Portfolio, including brokerage fees, fees for custody, transfer agency, and other services, as well as soft dollar benefits received from third parties that aid in the management of assets.

        In addition, the Board considered the potential benefit to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. The Board recognized that it may be beneficial to the Portfolio to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolio would require the prior approval of a majority of the members of the Portfolio's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolio would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreement because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolio; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

        Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, the Board of Trustees of the Portfolio, including a majority of the Independent Trustees of the Portfolio, voted to approve the New Advisory Agreement and to recommend it to the shareholders for their approval.

        Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees of the Portfolio, recommend a vote "FOR" the approval of the New Advisory Agreement as set forth in this proposal.

        If the New Advisory Agreement is approved by the shareholders, the agreement will remain in effect as described above. If the New Advisory Agreement is not approved by the shareholders, the

Current Advisory Agreement will continue in effect, subject to any requisite approval of the Board of Trustees of the Portfolio or its shareholders, and the Board of Trustees of the Portfolio will consider what other action is appropriate based upon the interests of the shareholders. If the shareholders of the Fund do not approve the New Advisory Agreement at the same time that shareholders of other investment companies approve the New Advisory Agreement with respect to the Portfolio in a manner sufficient to implement the New Advisory Agreement, the Fund will remain a participant in the Portfolio while the Board considers what other action, if any, is appropriate based upon the interests of the shareholders of the Fund and the Portfolio.

        In view of the master-feeder structure, approval of this proposal with respect to the Portfolio's New Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" as defined in the 1940 Act means, as of the record date, the lesser of (a) 67% or more of the shares of the Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal, which requires the approval of a specified percentage of the outstanding shares of the Portfolio.

BOARD OF DIRECTORS' RECOMMENDATION

        THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO.

                              OTHER INFORMATION

        SHAREHOLDER PROPOSALS.

        As a general matter, the Corporation does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Corporation should send such proposal to the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder's proposal must, among other things, be received at the offices of the Corporation a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

INQUIRIES

        Shareholders may make inquiries concerning the proposals by contacting Hope Saxton at (800) 258-3030, prompt 3.

ADMINISTRATOR AND TRANSFER AGENT

        RE Advisers Corporation ("RE Advisers") serves as the Fund's administrator. RE Advisers, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of RE Investment Corporation. NFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the Fund's transfer agent.

PRINCIPAL UNDERWRITER

        RE Investment Corporation ("RE Investment") serves, without compensation from the Fund, as principal underwriter and distributor to the Corporation pursuant to an agreement between RE Investment and the Corporation. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA").

INDEPENDENT PUBLIC ACCOUNTANT

        PricewaterhouseCoopers LLP ("PwC") serves as the independent public accountant for the Corporation. Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone should questions arise. The information below shows the aggregate fees PwC billed for its professional services rendered to the Corporation and to RE Advisers, RE Investment, and NRECA for the fiscal year ended December 31, 2001. The Audit Committee of the Corporation has considered whether the provision of services (in addition to the audit) of the type listed below is compatible with maintaining PwC's independence.

        AUDIT FEES. The aggregate fees billed for professional services rendered by PwC for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001 were $78,500.

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed for professional services rendered by PwC during the fiscal year ended December 31, 2001, for (1) operating or supervising the operation of the Corporation's information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Corporation's financial statements or generates information that is significant to its financial statements taken as a whole.

        ALL OTHER FEES. The aggregate fees billed by PwC to the Corporation, RE Advisers, RE Investment, and NRECA during the fiscal year ended December 31, 2001, for attestation, tax, and non-audit services were $20,000.

        For the fiscal year ended December 31, 2000, Deloitte & Touche LLP ("Deloitte") served as the Corporation's independent public accountant. Effective November 28, 2001, Deloitte resigned its position. PwC was approved as the Corporation's independent public accountant by the Corporation's Audit Committee and Board of Directors at the November 29, 2001 meeting. There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The Corporation has received unqualified reports from its independent public accountants in connection with the audits of its financial statements for 2000 and 2001.

                                            By Order of the Board of Directors

                                            Peter R. Morris
                                            President
                                            June 14, 2002

                                                                     EXHIBIT A


           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

        THIS AGREEMENT is made as of the ____ day of ________, _____ by and between ________________________________, a [state of organization] (the
"Trust"), and DEUTSCHE ASSET MANAGEMENT, INC., a __________ corporation (the "Advisor") [and. ___________ (the "Sub-Advisor")].

        WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

        WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

        WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth; [and]

        [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.] (1)

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

        1. APPOINTMENT OF INVESTMENT [ADVISOR] [SUB-ADVISOR]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as "a Series", and collectively as "the Series"). The [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].

        2. DELIVERY OF DOCUMENTS. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

               (a) The Trust's Declaration of Trust, filed with the State of __________ on _________, _____ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");


--------
(1)       Contained in the form of sub-advisory agreement only.

               (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Trust Agreement");]

               (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor]
        [Sub-Advisor] and approving this Agreement;

               (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. ____-_______) and under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") relating to the shares of the Trust and its series, and all amendments thereto; and (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

    The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

        The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

        3. DUTIES OF INVESTMENT [ADVISOR] [SUB-ADVISOR]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

               (a) supervise and manage all aspects of a Series' operations, except for distribution services;

               (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

               (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

               (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

               (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

               (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

        4. PORTFOLIO TRANSACTIONS. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

        It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

        Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ("DB Securities") or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

        The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

        5. CONTROL BY BOARD OF TRUSTEES. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

        6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

               (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

               (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

               (c)  the provisions of the Declaration of Trust;

               (d)  the provisions of the Trust Agreement; and

               (e)  any other applicable provisions of state and federal law.

        7. EXPENSES. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

               (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

               (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

        8. [DELEGATION] [ADJUSTMENT] OF [ADVISORY] [SUB-ADVISORY] SERVICES. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.] (2)

        [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior



---------------------
(2)       Contained in the form of Advisory Agreement only.

approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act.] (3)

        9. COMPENSATION. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

        Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

        In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

        In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

        All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

        10. NON-EXCLUSIVITY. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

        11. ADDITIONAL SERIES AND CLASSES. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

        12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the







-------------------
(3)       Contained in the form of Sub-Advisory Agreement only.

outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this
Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

        This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

        As used in this Section 12, the term "assignment" shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

        13. LIMITATION OF LIABILITY OF THE [ADVISOR] [SUB-ADVISOR]. The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        14. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202 _________; [if to the Sub-Advisor, __________].

        15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. 16. ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

        17. REPORTS. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

        18. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

        19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

        20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                      [TRUST]

Attest:                                     By:
         --------------------                      ---------------------
Name:                                       Name:
         --------------------                      --------------------
                                            Title:
                                                   ---------------------

[SEAL]                                      DEUTSCHE ASSET MANAGEMENT, INC.

Attest:                                     By:
         --------------------                      ---------------------
Name:                                       Name:
         --------------------                      --------------------
                                            Title:
                                                   ---------------------

[SEAL]                                      [SUB-ADVISOR]

Attest:                                     By:
         --------------------                      ---------------------
Name:                                       Name:
         --------------------                      --------------------
                                            Title:
                                                   ---------------------

                                  EXHIBIT A

                                      TO
                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                       MADE AS OF ____________________
                                   BETWEEN
                       [Fund Name] AND [______________]
Series                                  Investment [Advisory] [Sub-Advisory] Fee

                                                                     EXHIBIT B

           INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DEAM, INC.


===============================================================================================
                                                   TOTAL ASSETS AS OF         CONTRACTUAL
FUNDS WITH SIMILAR INVESTMENT OBJECTIVES (1)         MARCH 31, 2002          ADVISORY FEES
===============================================================================================
Equity 500 Index Portfolio                         $3,068,876,050.11             0.05% (2)
-----------------------------------------------------------------------------------------------

Equity 500 Index Investment Fund                     $653,453,877.50              ---(2)
-----------------------------------------------------------------------------------------------

Equity 500 Index Premier                           $1,483,983,685.00              ---(2)
-----------------------------------------------------------------------------------------------

Federated Large Cap Index Fund                           $493,839.48              ---(2)
-----------------------------------------------------------------------------------------------

Homestead Stock Index Fund                            $24,956,958.03              ---(2)
-----------------------------------------------------------------------------------------------

Scudder S&P 500 Index Fund AARP                      $465,796,094.90              ---(2)
-----------------------------------------------------------------------------------------------

Scudder S&P 500 Index Fund Class S                   $440,181,495.20              ---(2)
-----------------------------------------------------------------------------------------------

DeAM VIT Equity 500 Index Fund                       $469,355,509.82             0.20%
-----------------------------------------------------------------------------------------------


(1) There may be additional funds and/or portfolios that are advised or subadvised by DeAM, Inc. with similar investment objectives to the funds above that are not listed. These funds and/or portfolios are scheduled to close on or about August 17, 2002.

(2) Equity 500 Index Portfolio is the master portfolio. Equity 500 Index Investment Fund, Equity 500 Index Premier, Federated Large Cap Index Fund, Homestead Stock Index Fund, Scudder S&P 500 Index Fund AARP, and Scudder S&P 500 Index Fund Class S are the feeder funds to the Equity 500 Index Portfolio. The advisory fee is paid by the master portfolio under the advisory agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
_________________________________________________      1. To elect the               For All             For All
                                                          following as Trustees:    Nominees   Withhold  Except
             HOMESTEAD FUNDS, INC.
                STOCK INDEX FUND                            (1) Richard R. Burt       [ ]       [ ]        [ ]
_________________________________________________           (2) S. Leland Dill
                                                            (3) Martin J. Gruber
                                                            (4) Richard T. Hale
                                                            (5) Joseph R. Hardiman
                                                            (6) Richard J.Herring
                                                            (7) Graham E. Jones
                                                            (8) Rebecca W. Rimel
                                                            (9) Philip Saunders, Jr.
                                                            (10) William N. Searcy
                                                            (11) Robert H. Wadsworth

CONTROL NUMBER:                                        NOTE:  If you do not wish your shares voted "For" a
RECORD DATE SHARES:                                    particular nominee, mark the "For All Except" box
                                                       and strike a line through the name(s) of the nominee(s).
[NAME(s) AND ADDRESS(es) OF SHAREHOLDER(s)]            Your shares will be voted for the remaining nominee(s).


                                                       2. To approve a new investment advisory agreement between the
                                                       Equity 500 Index Portfolio and Deutsche Asset Management, Inc.

                                  ---------------           For           Against         Abstain
                                  Date                      [ ]             [ ]             [ ]
                                  ---------------
Please be sure to sign and date Date this Proxy.
-------------------------------------------------



Shareholder sign here         Co-owner sign here
-------------------------------------------------



DETACH CARD                                                                          DETACH CARD

------------------------                             ---------------------
   VOTE BY TELEPHONE                                   VOTE BY INTERNET
------------------------                             ---------------------
It's fast, convenient, and immediate!                It's fast, convenient, and your vote is
Call toll-free on a touch-tone phone.                immediately confirmed and posted.
Follow these four easy steps:                        Follow these four easy steps:
----------------------------------------------       --------------------------------------------
1.  Read the accompanying Proxy Statement            1.  Read the accompanying Proxy Statement
    and Proxy Card.                                      and Proxy Card.
2.  Call the toll-free number 1-877-PRX-VOTE         2.  Go to the Website
    (1-877-779-8683).                                    http://www.eproxyvote.com/hstix
    There is NO CHARGE for this call.
3.  Enter your Control Number located on             3.  Enter your Control Number located on
    your Proxy Card.                                     your Proxy Card.
4.  Follow the recorded instructions.                4.  Follow the instructions provided.
----------------------------------------------       --------------------------------------------

YOUR VOTE IS IMPORTANT!                             YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                         Go to http://www.eproxyvote.com/hstix anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                            HOMESTEAD FUNDS, INC.
               4301 Wilson Boulevard, Arlington, Virginia 22203

         Proxy for Special Meeting of Shareholders of the Stock Index
                       Fund to be held on July 30, 2002
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of the Stock Index Fund, a series of Homestead Funds, Inc., hereby constitutes and appoints Peter R. Morris and Hope Saxton, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Stock Index Fund to be held on July 30, 2002 (the "Meeting") at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

The Board of Directors recommends that you vote "FOR" each of the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted "FOR" each of the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

         The Board of Directors Recommends a Vote FOR the Proposals.
--------------------------------------------------------------------------------
       PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of Homestead Funds, Inc. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------